SUPPLEMENT DATED OCTOBER 1, 2016

TO THE PROSPECTUS DATED MAY 1, 2016, AS AMENDED, FOR

THE FOLLOWING CONTRACT:

NEW YORK LIFE COMPLETE ACCESS VARIABLE ANNUITY II (“COMPLETE ACCESS II”)

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus. You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective October 1, 2016, we will no longer accept applications for Complete Access II Qualified Policies.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010